Exhibit 99.1

Peloton Announces Changes to Leadership Team

Co-founders John Foley and Hisao Kushi step down.

Karen Boone elected Chairperson of the Board.

New York, NY, September 12, 2022 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced changes to its leadership team.

The company has accepted the resignations of John Foley as Executive Chair and Hisao Kushi as Chief Legal Officer, effective September 12, 2022 and October 3, 2022, respectively.

John Foley co-founded Peloton in 2012 and is credited with leveraging his tech and business experience to build the company into the largest interactive fitness platform in the world. Having previously been the company’s CEO for 10 years, he became Executive Chair in February 2022. He is largely viewed as the pioneer who was the driving, creative force behind today’s global connected fitness industry.

The Board has appointed Karen Boone as Peloton’s Chairperson of the Board. Boone was first elected to Peloton’s Board as Audit Committee Chair in 2019 and subsequently named Lead Independent Director in October 2021. She previously served as President, Chief Financial and Administrative Officer of Restoration Hardware (RH). During her tenure at RH, Boone led the company through tremendous growth, the transition to its current membership model, as well as through several key financial milestones and transactions.

Hisao Kushi was a co-founder of Peloton and played a key role in the company’s growth and global scale. He has served as the company’s Chief Legal Officer since 2015. Over the course of his tenure, Kushi guided the execution of the company’s M&A activities, crafted the novel music license deals which are the backbone of the Member experience, and protected emerging IP that ultimately shapes today’s connected fitness industry.

Tammy Albarrán will replace Kushi as Chief Legal Officer and Corporate Secretary for Peloton, effective October 3, 2022. In her new role, Albarrán will manage the Legal, Compliance, and Policy functions. Albarrán is one of the technology industry’s most well-regarded legal executives and brings a wealth of experience to the job, having served most recently as Chief Deputy General Counsel and Deputy Corporate Secretary at Uber Technologies, Inc. During her time at Uber, Albarrán oversaw Uber’s global legal teams and was a driving force behind the company’s cultural transformation. Albarrán was also a key champion of the company’s diversity, equity, and inclusion efforts. Prior to Uber, Albarrán was a securities litigation and investigations Partner at Covington & Burling LLP, working alongside former Attorney General Eric Holder. Together, Albarrán and Holder co-authored the high-profile report that resulted in profound changes at Uber.

Peloton’s incoming Chairperson of the Board, Karen Boone, said, “We are immensely grateful to John and Hisao for having the vision, ambition, and commitment to turn Peloton into the iconic consumer brand it is today. Not only did they succeed in building a great company, they transformed an entire industry by leveraging fitness and technology. Their impact will resonate long after their departure.”

Peloton co-founder and former Executive Chair John Foley said, “As I reflect on the journey Peloton has been on since we founded it, I am so proud of what we have built together. From day one, the incredible talent we’ve had on our team and the dedication, hard work, and creativity of every Peloton employee are what got us to where we are today. We founded the company because we wanted to make fitness and wellness convenient, fun, and effective. Because of the work of thousands of people, we’ve done that.

Now it is time for me to start a new professional chapter. I have passion for building companies and creating great teams, and I am excited to do that again in a new space. I am leaving the company in good hands: The Leadership Team with the support of the Board is going to take Peloton to the next level as a company, and I am happy to know our Members are going to continue to be surprised, delighted, engaged, and excited about everything that is in store (looking at you, rower!).

Goodbyes are never easy, but I don’t view this as goodbye. I will always be a Peloton Member and a passionate advocate for our mission. So until we meet again, stay safe and strong. And I’ll see you on the leaderboard.”

Peloton CEO Barry McCarthy said, “I would like to offer my gratitude to John and Hisao for their shared vision, dedication, and passion for Peloton. Through their hard work, they have given the world the connected fitness industry and created a platform that empowers each of us to be the best version of ourselves. We are indebted to them for their countless contributions.”

McCarthy continued, “I would also like to congratulate Karen and Tammy, and I’m confident both will leverage their unique experiences to help move the company forward into our next chapter of growth.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding changes to our leadership team, our future operating results and financial position, our profitability, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to accurately forecast consumer demand of our products and services and adequately maintain our inventory; our ability to execute and achieve the expected benefits of our restructuring initiatives and other cost-saving measures; our ability to effectively manage our growth; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the connected fitness products industry; our reliance on a limited number of suppliers, contract manufacturers, and logistics partners for our connected fitness products; our reliance on and lack of control over suppliers, contract manufacturers and logistics partners for our connected fitness products; ourability to predict our long-term performance and declines in our revenue growth as our business matures; the effects of increased competition in our markets and our ability to compete effectively; declines in sales of our Bike and Bike+; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and those risks and uncertainties described in the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, as such factors may be updated in our filings with the Securities and Exchange Commission (“SEC”), which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton is the leading interactive fitness platform in the world with a loyal community of nearly 7 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that motivate its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. Consumers can access the brand’s immersive content through the Peloton Bike, Peloton Tread, Peloton Bike+, Peloton Guide and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device, Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Organizations and enterprises can access select Peloton products and the platform for their teams and customers through Peloton Corporate Wellness or Peloton Commercial. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the US, UK, Canada, Germany, and Australia. For more information, visit www.onepeloton.com.

Contacts

Investor Relations Contact:

Peter Stabler

investor@onepeloton.com

Media Contact:

Ben Boyd

press@onepeloton.com